Exhibit 32.1
CERTIFICATION OF PERIODIC REPORT
I, Keith D. Nosbusch, Chairman, President and Chief Executive Officer of Rockwell Automation, Inc. (the “Company”), hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
(1) the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2012 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 3, 2012

/S/ KEITH D. NOSBUSCH
Keith D. Nosbusch Chairman, President and Chief Executive Officer